Exhibit 10.4

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ADDENDUM

TO THE INDEX LICENSE AGREEMENT FOR FUNDS BY AND BETWEEN

MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND

BARCLAYS GLOBAL INVESTORS, N.A.

This Addendum, effective as of 9/18/02, 2002 (“Effective Date”), supplements and amends the Index License Agreement For Funds between Morgan Stanley Capital International Inc. (“MSCI”) and Barclays Global Investors, N.A. (“BGI”) dated March 18, 2000 (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

1.	G rant of License

BGI hereby grants MSCI a worldwide license to license third parties: on a non-exclusive basis (a) to sponsor option contracts or other derivative securities products written on, linked to or otherwise based on the Funds (“Options”); (b) to use and refer to the iShares Mark as part of the Composite Mark to promote, market, sell and otherwise sponsor the Options; and (c) to make such disclosures about the Options as necessary under any applicable law, rules and regulations.

2.	F ee Splitting/Payment

In the event that MSCI receives **** for the granting of a license ****, MSCI shall, within sixty (60) days following the close of each calendar quarter **** of all such **** in such calendar quarter.

3.	F ull Disclosure

MSCI shall disclose to BGI the terms of any agreement with any third party granted pursuant to this Addendum. The foregoing obligation shall be met by MSCI providing BGI with a fully executed copy of any such agreement.

4.	C onfidentiality

MSCI agrees to keep confidential the terms of this Addendum, including the fact that it is being negotiated and the substance of the negotiations, except that MSCI may disclose verbally to its third party licensees only the existence of ****.

5.	O wnership and Protection of Composite Marks

The provisions of Section 9 of the Agreement are hereby incorporated herein by reference.